SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 14, 2003

(Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30189	94-3241270

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20400 Stevens Creek Boulevard, 8th Floor

Cupertino, California 95014

(Address of principal executive offices, including zip code)

(408) 863-2300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.    EXHIBITS

Exhibit Number	Description

99.1	Press Release of Vyyo Inc. dated August 14, 2003, furnished in accordance with Item 12 of this current report on Form 8-K.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2003, Vyyo Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report.

The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VYYO INC.

Date: August 14, 2003	By:	/S/ ARIK LEVI
Arik Levi, Chief Financial Officer

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